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                                                                    Exhibit 99.1

To Launch Media, Inc.:

I hereby consent to the use of my name as a director designate in the Registration Statement on Form SB-2 (File No. 333-72433) of Launch Media, Inc.



/s/  Warren Littlefield
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Warren Littlefield


Dated:  April 13, 1999
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